10(c), (d), (j), (k), (l), (m), (r), (s)

SECRETARIAL CERTIFICATION
INDEPENDENT SUBCOMMITTEE
OF THE
PERSONNEL/SHAREHOLDER RELATIONS COMMITTEE
OF
TCF FINANCIAL CORPORATION
 April 30, 2001
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             Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, the Independent Sub-Committee of the Personnel Committee has authority to recommend amendments to the plan and trust of the Executive Deferred, Senior Officer and Directors’ Deferred Compensation Plans and Trusts and the Board of Directors has authority to approve such amendments (subject to participant consent, where required); and

             WHEREAS, the Independent Sub-Committee of the Personnel Committee has the authority to approve amendments to the Supplemental Employee Retirement Plan (“SERP”) Plan and Trust; and
             NOW, THEREFORE, IT IS HEREBY

             RESOLVED, that the following Appendix is hereby added to the Executive, Senior Officer and Directors’ Deferred Compensation Plans and Trusts and to the SERP Plan and Trust, effective May 16, 2001:

APPENDIX RE: IRS NOTICE 2000-56

Notwithstanding anything to the contrary in the Plan or Trust, effective on and after May 16, 2001, TCF Financial stock or other assets contributed to the Trust by TCF Financial or any other Company for the benefit of employees or service providers of TCF Financial or such Company are subject to the claims of creditors (in the event of insolvency) of both TCF Financial and such Company.  In addition, such stock and assets are subject to the claims of creditors (in the event of insolvency) of any Company from which benefits are due to a participant or beneficiary under the terms of the Plan. Nothing in this Appendix, however, shall relieve any Company of its obligation to pay any benefits due from the Company to a participant or beneficiary under the terms of the Plan.

Notwithstanding anything to the contrary in the Plan or Trust, effective on and after May 16, 2001, any TCF Financial stock or other assets not transferred to a Company’s employees or their beneficiaries will revert to TCF Financial upon termination of the Trust.

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             FURTHER RESOLVED, that Section 5(l) is hereby added to the Executive Deferred and Senior Officer Deferred compensation Plans reading as follows, and Section III(c), second paragraph, first clause of the SERP Plan is hereby amended in full to read as follows:

Effective for distributions commencing on or after May 16, 2001, an Eligible Employee may elect to have benefits due under this Plan distributed in any one of the forms allowed by the Plan, provided that the election is in writing and is executed and delivered to TCF Financial or to its Corporate Secretary (or designee) on behalf of TCF Financial, no later than one year (365 days) before such Employee’s termination of employment or other distribution event.

             FURTHER RESOLVED, that Section 5.a.of the Directors Deferred Compensation Plan is hereby amended in full to read as follows:

Effective for distributions commencing on or after May 16, 2001, on or about the 30th day following a Director’s termination of service on all boards of directors of the Companies, the balance credited to the Director’s Account shall be paid in one single distribution of TCF Stock or in annual installment distributions of TCF Stock over the number of years directed by the Director in an election made by the Director, provided that such election is in writing and is executed and delivered to the Committee or the Secretary, on behalf of the Committee, no later than one year before such Director’s termination of service.

I, Gregory J. Pulles, Secretary of  TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of minutes of the Personnel/Shareholder Relations Committee TCF Financial Corporation meeting held on April 30, 2001 and that the minutes have not been modified or rescinded as of the date hereof.

(Corporate Seal)

Dated: July 2, 2001
/s/ Gregory J. Pulles

Gregory J. Pulles